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                                                                    EXHIBIT 10.2


                              December 16, 1996




LaRoche Industries Inc.
1100 Johnson Ferry Road, N.E.
Atlanta, Georgia 30342
Attn: Chief Financial Officer

         Re: Credit Agreement dated as of August 17, 1994 (the "Credit Agreement") among LaRoche Industries Inc. ("Borrower"), the lenders signatory thereto (the "Lenders") and NationsBank, N.A. (South), as agent for the Lenders (the "Agent"), as amended.

Gentlemen:

         Reference is hereby made to the above-referenced Credit Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Borrower has requested that the minimum current ratio covenant set forth in Section 7.09(a) of the Credit Agreement be decreased from (x) 1.4 to
1.0 to (y) 1.20 to 1.0 and that the Agent and the Lenders waive the covenant violation of Section 7.09(a) of the Credit Agreement for the month ended October 31, 1996.

         Subject to the terms and conditions set forth below, the Agent and the Lenders hereby waive any Default or Event of Default caused by the violation by Borrower of Section 7.09(a) of the Credit Agreement for the month ended October 31, 1996 and hereby agree that the Credit Agreement shall be amended by deleting Section 7.09(a) thereof in its entirety and by substituting in lieu thereof the following new Section 7.09(a):

                          "(a)    The ratio of Borrower's Current Assets to
                 Current Liabilities shall not be less than 1.20 to 1.00 as of the end of each fiscal month or fiscal year of Borrower ending on or after December 31, 1996."
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LaRoche Industries Inc.
December 16, 1996
Page 2


         Except as set forth herein, the Credit Agreement shall remain unchanged and in full force and effect.

         This letter agreement may be executed in a number of several counterparts, each of which shall be identical and all of which when taken together shall constitute one and the same letter agreement and any of the parties hereto may execute this letter agreement by signing one or more of such counterparts.

         This letter agreement shall be governed by, and construed in accordance with, the internal laws of the State of Georgia (without giving effect to its conflict of law rules).

         If you are in agreement with the foregoing, please so signify by signing the enclosed counterparts of this letter agreement in the space provided below. This letter agreement shall become effective upon receipt by the Agent of this letter agreement duly executed by the Agent, the Required Lenders and the Borrower.

                                        Very truly yours,

                                        NATIONSBANK, N.A. (SOUTH), as Agent and
                                        as a Lender



                                        By:  /s/ Cathy Rhodes
                                           -------------------------------------
                                           Name:  CATHERINE S. RHODES
                                                --------------------------------
                                           Title:  VICE PRESIDENT
                                                 -------------------------------
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LaRoche Industries Inc.
December 16, 1996
Page 3



                                        DEPOSIT GUARANTY NATIONAL BANK,
                                        as a Lender



                                        By:  /s/ Gregory A. Moore
                                           -------------------------------------
                                           Name:  Gregory A. Moore
                                                --------------------------------
                                           Title:  Vice President
                                                 -------------------------------



                                        HIBERNIA NATIONAL BANK, as a Lender




                                        By:  /s/ Trudy W. Nelson
                                           -------------------------------------
                                           Name:  Trudy W. Nelson
                                                --------------------------------
                                           Title:  Vice President
                                                 -------------------------------



Agreed to as of the date set forth above:

LAROCHE INDUSTRIES INC.



By:  /s/ Harold W. Ingalls
   -------------------------------------
   Name:  HAROLD W. INGALLS
        --------------------------------
   Title:  CFO & VP
         -------------------------------